                                                                     EXHIBIT 3.5

C&S-550                                          934E#5158  0426  ORG&FI  $62.50

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------

(FOR BUREAU USE ONLY)                             FILED          Date Received

  Adjustments made pursuant to                 APR 23 1993        APR 23 1993
  telephone authorization from                Administrator
  Doris at C T Corporation System,         MICHIGAN DEPARTMENT
  Detroit                                      OF COMMERCE
                                              Corporation &
                                            Securities Bureau
--------------------------------------------------------------------------------

                     CERTIFICATE OF MERGER / SHARE EXCHANGE
           FOR USE BY DOMESTIC PROFIT OR FOREIGN PROFIT CORPORATIONS
            (Please read information and instructions on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), the undersigned corporations execute the following Certificate:

--------------------------------------------------------------------------------
1 a. The name of each constituent corporation or name of the corporation whose shares will be acquired and its corporation identification number (CID) is:

          GATEWAY HOMES, INC.                                              -
     ---------------------------------------------------------------------------
          CHAMPION HOME BUILDERS CO.                                    416-343
     ---------------------------------------------------------------------------
 b. The name of the surviving or acquiring corporation and its corporation identification number is:

          CHAMPION HOME BUILDERS CO.                                    416-343
     ---------------------------------------------------------------------------

2 a. For each constituent corporation of the merger, state:

                               Designation                        Indicate class
                              and number of      Indicate class     or series
                           outstanding shares     or series of     entitled to
                             in each class      shares entitled      vote as
     Name of corporation       or series            to vote          a class
     GATEWAY HOMES, INC.      1,000 COMMON            N/A             N/A
     -------------------      ------------         ---------       ---------

     -------------------      ------------         ---------       ---------
     CHAMPION HOME
     BUILDERS CO.             1,000 COMMON            N/A             N/A
     -------------------      ------------         ---------       ---------

     -------------------      ------------         ---------       ---------

     -------------------      ------------         ---------       ---------

     If the number of shares is subject to change prior to the effective date of the merger, the manner in which the change may occur is as follows:

--------------------------------------------------------------------------------

2 b. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:





                                      N/A





3. The terms and conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares, bonds, or other securities of the surviving corporation are as follows:

          The shares of Gateway common stock held in the name of Champion Enterprises Inc. shall be cancelled and one share of Gateway common stock shall be issued to Champion for each share cancelled.




4.   (Complete for any foreign corporation only)

     This merger or share exchange is permitted by the laws of the state of ALABAMA, the jurisdiction under which GATEWAY HOMES, INC. (name of foreign corporation) is organized and the plan of merger or share exchange was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.





5. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office).

     The merger or share exchange shall be effective on the          day of
                             , 19   .

--------------------------------------------------------------------------------
     (Complete applicable section for each constituent corporation)

a. The plan of merger or share exchange was approved by the unanimous consent of the incorporators of ___________________________________, which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

b. The plan of merger or share exchange has been adopted by the Board of _________________________________________, in accordance with Section 701 or 702 of the Act.


c. The plan of merger or share exchange was approved by the shareholders of the following constituent corporations in accordance with Section 703(a):
     Champion Home Builders Co.
     GATEWAY HOMES, INC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     The plan of merger or share exchange will be furnished by the surviving or acquiring corporation, on request and without cost, to any shareholder of any constituent corporation.
--------------------------------------------------------------------------------


Sign this area for item 6a, incorporators only:
-----------------------------------------------

Signed this _______ day of __________________________, 19 _____.


_______________________________    ______________________________

_______________________________    ______________________________


Sign this area for items 6b and 6c:
-----------------------------------

                Signed this 5th day of APRIL, 1993.

                CHAMPION HOME BUILDERS CO. (Name of Corporation)
                ------------------------------------------------

                By   /s/ Gerald W. Paga
                   ---------------------------------------------
                   GERALD W. PAGA
                   VICE PRESIDENT - FINANCE AND TREASURER
                   (Type or Print Name and Title)

               Signed this 5th day of APRIL, 1993

                         GATEWAY HOMES, INC. (Name of Corporation)
               -------------------------------------------------

               By    /s/ James M. Curch
                   ---------------------------------------------
                   JAMES M. CURCH
                   CHAIRMAN OF THE BOARD OF DIRECTORS
                   (Type or Print Name and Title)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS    Name of person or
INDICATED IN THE BOX BELOW. Include name, street and     organization remitting
number (or P.O. box), city, state and ZIP code.          fees:

                                                         _______________________
Ms. Claudia L. Saari
C T CORPORATION SYSTEM                                   _______________________
615 Griswold St.
Ste 1020                                                 Preparer's name and
Detroit, MI 48226                                        business telephone
                                                         number:

                                                         _______________________

                                                         (___)__________________


                          INFORMATION AND INSTRUCTIONS

1. The merger or share exchange cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This certificate is to be used pursuant to sections 701 through 707 of the Act for the purpose of merging or exchanging shares of two or more domestic and/or foreign corporations and pursuant to section 731 if the merger or share exchange involves one or more foreign corporations.

4. If more than two corporations are merging or exchanging shares, the certificate may be adjusted as necessary, or the format may be used as a guide in drafting your own certificate. If additional space is required for any section, continue the section on an attachment.

5. Item 5 - This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

6. A domestic nonprofit charitable purpose corporation must obtain the consent of the Michigan Attorney General if it is merging or exchanging share with a for profit corporation. Contact the Charitable Trust Division; Michigan Attorney General; Room 670, Law Building; 525 West Ottawa; Lansing, Michigan 48913 at least 45 days before the desired effective date of the merger or share exchange.

7. This certificate must be signed in ink by the president, vice-president, chairperson, or vice-chairperson of each corporation that is merging or share exchanging, unless the incorporators of a domestic profit corporation approve the merger or share exchange pursuant to sections 706 and 707 of the Act. In that event, the certificate must be signed in ink by a majority of the incorporators if more than one of that corporation in item 5.

8.   FEES: Nonrefundable fee (Make remittance payable to the State of Michigan).........................................................$50.00
     Merger - If the survivor is a domestic profit corporation whose authorized shares are increased:
          first 60,000 authorized shares..................................$50.00 each additional 20,000 authorized shares........................$30.00

     Share Exchange - Franchise fees are required for the articles of incorporation of the new corporation, if it is a domestic corporation.

     Credit - If a foreign corporation authorized to transact business in this State merges or exchanges shares with a domestic profit corporation, the amount of franchise fees required to be paid by that domestic corporation shall be reduced by the initial or additional franchise fees paid to this State by the foreign corporation.

9.   Mail form and fee to:
          Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, 6546 Mercantile Way, Lansing, MI 48909, Telephone: (517) 334-6302

       RECEIVED                                              FILED

     JUN 26 1987                                          JUN 26 1987

MICHIGAN DEPT. OF COMMERCE                               Administrator
  CORPORATION DIVISION                          MICHIGAN DEPARTMENT OF COMMERCE
                                                Corporation & Securities Bureau

                                                    Effective June 27, 1987
                                                         at 12:01 a.m.




                             CERTIFICATE OF MERGER

                                       of

                           CHAMPION HOME BUILDERS CO.

                                      into

                                CHB MERGER CORP.






          Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporations execute
                      the following Certificate of Merger:

1. PLAN OF MERGER.

         The Plan of Merger is as follows:

         a. Constituent Corporations. The name of each constituent corporation and its corporation identification number (CID) is:

         Champion Home Builders Co.                             (002-205)

         CHB Merger Corp.                                       (416-343)

         b. Surviving Corporation. The name of the surviving corporation and its corporation identification number (CID) is:

         CHB Merger Corp.                                       (416-343)

         C. Capital Stock: Share Information.

                            Designation and
                               number of                         Class or            Class or
                              outstanding                        series of            series
   Name                     shares in each                        shares             entitled
    of                         class or                          entitled           to vote as
Corporation                    series                             to vote            a class
-----------                 ---------------                     -----------        ------------
Champion                    Common Stock                          Common             Common
Home                        $1.00 par value                       Stock              Stock
Builders Co.                36,324,721 shares

CHB                         Common Stock                          Common             Common
Merger Corp.                $1.00 par value                       Stock              Stock
                            1,000 shares

         d. Terms and Conditions. The terms and conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares, or other securities of, or other interest in, the surviving corporation, or into cash or other consideration, are as follows:

                  (i) Merger and Effective Date. On the effective date of the merger, Champion Home Builders Co. ("Champion") shall be merged with and into CHB Merger Corp. ("CHB") (the "Merger"), with CHB being the surviving corporation, pursuant to and with the effect provided by the laws of Michigan. On such effective date, the separate existence of Champion shall cease and CHB shall continue unaffected and unimpaired, with all its rights, powers, purposes and franchises unaffected. The Merger shall become effective at 12:0l a.m., June 27, 1987
         (the "Effective Date").

                  (ii) Articles of Incorporation. On the Effective Date, the Articles of Incorporation of CHB as in effect immediately prior to the Merger shall be amended as set forth below and as so amended shall thereafter remain the Articles of Incorporation of CHB, as the surviving corporation, until altered, amended, or repealed thereafter in accordance with the provisions thereof and applicable law.

                  (iii) Bylaws. The Bylaws of CHB, as in effect immediately prior to the Merger, shall continue as the Bylaws of CHB, as the surviving corporation, and shall remain in full force and effect until altered, amended or repealed thereafter in accordance with the provisions thereof and applicable law.

                  (iv) Directors and Officers. On and after the Effective Date of the Merger, the persons who are directors and officers of CHB immediately prior to the Merger shall continue as the directors and officers, respectively, of CHB, as the surviving corporation, and shall continue to hold office as provided in the Bylaws of CHB, as the surviving corporation.

                  (v) Corporate Acts. All corporate acts, plans, policies, agreements, arrangements, approvals, and authorizations of Champion, its shareholders, Board of Directors and committees thereof, officers and agents, which were effective immediately prior to the Effective Date of the Merger shall be taken for all purposes as the corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of CHB, as the surviving corporation, and shall be as effective and binding thereon as the same were with respect to Champion except for the assumption of certain of these acts, plans, policies, agreements, arrangements. approvals and authorizations by Champion Enterprises, Inc. ("Enterprises") instead of by CHB as the surviving corporation, pursuant to the Agreement and Plan of Merger dated March 15, 1987 by and among Champion, CHB and Enterprises.

                  (vi) Conversion of Shares. On the Effective Date of the
         Merger:

                           A. Champion Common Stock. Each share of the Common
                  Stock of Champion, $1.00 par value ("Champion Common Stock"), issued and outstanding or held in the treasury of Champion immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into shares of the Common Stock of Enterprises, $1.00 par value ("Enterprises Common Stock"), or cash, as follows:

                                    (1) All shareholders of Champion owning one
                           hundred (100) or more shares of Champion Common Stock shall receive, in exchange therefor, one (1) share of Enterprises Common Stock for each five (5) shares of Champion Common Stock, and cash for any resulting fractions of Enterprises Common Stock at the rate per whole share of Enterprises Common Stock obtained by multiplying the closing price of the Champion Common Stock on the American Stock Exchange on June 26, 1987 (the "Closing Price") by five (5); and

                                    (2) All shareholders of Champion owning
                           ninety-nine (99) or fewer shares of Champion Common Stock shall receive, in exchange therefor, cash for each share owned in an amount equal to the Closing Price.

                           Provided, however, that those shareholders of
                  Champion whose shares would otherwise be converted only into a right to receive cash pursuant to paragraph (2) above and who elected, prior to the Effective Date, to have their shares converted pursuant to paragraph (1) above by giving written notice of such election to Champion before such date shall have their shares converted pursuant to paragraph (1). Such shareholders who, as of the Effective Date, had not served written notice of such an election shall receive cash for each share owned in accordance with paragraph (2) above.

                           B. CHB Common Stock. Each share of the Common Stock
                  of CHB, issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, remain outstanding as one (1) share of Common Stock of CHB, as the surviving corporation.

                           C. Enterprises Common Stock. Each share of
                  Enterprises Common Stock issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and shall represent the right to receive the par value thereof in cash.

                           D. Exchange of, and Payment for, Champion Shares.
                  Following the Effective Date of the Merger, each registered holder of a certificate representing shares of Champion Common Stock shall be entitled to receive upon presentation thereof for exchange to an exchange agent (the "Exchange Agent") designated by Enterprises a new certificate or new certificates representing the number of shares of Enterprises Common Stock and/or the cash payment, if any, as provided in Subparagraph A above. Promptly after the Effective Date of the Merger, the Exchange Agent shall mail or cause to be mailed to each holder of record of an outstanding certificate or certificates which prior thereto represented shares of Champion Common Stock a letter of transmittal and instructions for use in effecting the surrender of such certificate or certificates for exchange and/or payment as aforesaid. Upon surrender to the Exchange Agent of such certificate or certificates, together with such letter of transmittal, duly executed, the Exchange Agent shall promptly cause the issuance and/or payment to the persons entitled thereto of the certificates for shares of Enterprises Common Stock and/or the cash payment, as aforesaid, to which such persons are entitled. No interest will be paid or accrued on any cash payable upon surrender of any certificates of Champion Common Stock.

                           Until so surrendered, each outstanding certificate
                  which prior to the Effective Date represented shares of Champion Common Stock shall be deemed for all corporate purposes to evidence ownership of the number of shares of Enterprises Common Stock, and/or the cash payment, into which such shares of Champion Common Stock shall have been converted as aforesaid.

                           On the Effective Date, the stock transfer books for
                  the shares of Champion Common Stock shall be closed, and no transfer of such shares shall thereafter be registered on such transfer books.

                  (vii) Additional Action. If at any time CHB, as the surviving corporation, shall request the execution of any other documents or the taking of any other action by or on behalf of Champion to effectuate the Merger provided herein or to vest in CHB, as the surviving corporation, title to and possession of all properties or rights owned by Champion on the Effective Date of the Merger, the proper officers and directors of Champion shall execute all such documents and take all such action as CHB, as the surviving corporation, shall consider requisite or convenient to accomplish such purposes.

         e. Amendment to Articles of Incorporation of CHB. On the Effective Date of the Merger, the Articles of Incorporation of CHB, as in effect immediately prior to the Merger, shall be amended as set forth below:

         Article FIRST shall be amended to read in its entirety as follows:

         FIRST: The name of the Corporation is Champion Home Builders Co.


2. AUTHORIZATION OF MERGER.

         The plan of merger was adopted by the Board of Directors of Champion and CHB, the constituent corporations, and was approved by the Shareholders of such corporations in accordance with Sections 701 to 704 of the Michigan Business Corporation Act, as amended, or pursuant to Section 407 of the Michigan Business Corporation Act, as amended, by written consent and written notice, if required by that Section.



Signed this 26th day of June, 1987.

                                        CHAMPION HOME BUILDERS CO.


                                        By:   /s/ RODNEY A. KNIGHT
                                              ---------------------------------
                                              Rodney A. Knight
                                        Its:  Vice President-Legal
                                              Affairs and Secretary


Signed this 26th day of June, 1987.

                                        CHB MERGER CORP.


                                        By:   /s/ ROBERT A. POST
                                              ---------------------------------
                                              Robert A. Post
                                        Its:  President

      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                                  DATE RECEIVED
                                     FILED              MAR 09 1987
                                  MAR 09 1987

                                 Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE
EFFECTIVE DATE:         Corporation & Securities Bureau

CORPORATION IDENTIFICATION NUMBER  416-343

                           ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
         (Please read instructions on last page before completing form)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:
                                CHB Merger Corp.

ARTICLE II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.


ARTICLE III

The total authorized capital stock is:

   Common Shares     50,000     Par Value Per Share     $  1.00
1.               ---------------                          --------
   Preferred Shares             Par Value Per Share     $
                 ---------------                          --------

and/or shares without par value as follows:

   Common Shares                Stated Value Per Share  $
2.               ---------------                          --------
   Preferred Shares             Stated Value Per Share  $
                 ---------------                          --------

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1.  The address of the registered office is:

    615 Griswold Street                      Detroit, Michigan    48226
    ------------------------------------------------            ---------
    (Street Address)                         (City)             (Zip Code)


2.  The mailing address of the registered office if different than above:

    Same                                            , Michigan
    ------------------------------------------------            ---------
    (P.O. Box)                               (City)             (Zip Code)

3. The name of the resident agent at the registered office is: The Corporation Company


ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name                               Residence or Business Address

Rodney A. Knight                   5573 North Street, Dryden, Michigan 48428
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------


ARTICLE VI

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.


ARTICLE VII

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.




























I, the incorporator sign my name this 5th day of March, 1987.


/s/ Rodney A. Knight
-----------------------------------          ------------------------------
Rodney A. Knight


-----------------------------------          ------------------------------


-----------------------------------          ------------------------------


-----------------------------------          ------------------------------


-----------------------------------          ------------------------------

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

               MICHAEL DALIDA                     Telephone:
               615 GRISWOLD                            Area Code ______________
               STE 1414
               DETROIT MI 48226                        Number _________________


                          INFORMATION AND INSTRUCTIONS

 1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation ??? Securities Bureau. The original copy will then be returned to the address appearing in the box above as ??? filing.

     Since this ??? must be microfilmed, it is important that the filing be legible. Documents with poor black and white ??? otherwise illegible, will be rejected.

 2. This document ??? used pursuant to the provisions of Act 284, P.A. of 1972, by one or more persons for the purpose of ??? domestic profit corporation.

 3. Article I -- The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations:
     "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc.", or "Ltd.".

 4. Article II -- State, in general terms, the character of the particular business to be carried on. Under section 202(b) of the Act, it is sufficient to state substantially, alone or without specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Act. The Act requires, however, that educational corporations state their specific purposes.

 5. Article III (2) -- The Act requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital. Such stated value may be indicated either in item 2 of article III or in a written statement accompanying the articles of incorporation.

 6. Article IV -- A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

 7. Article V -- The Act requires one or more incorporators. The address(es) should include a street number and name (or other designation), city and state.

 8. The duration of the corporation should be stated in the articles only if the duration is not perpetual.

 9. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

10. The articles must be signed in ink by each incorporator. The names of the incorporators as set out in article V should correspond with the signatures.


11.  FEES:     Filing fee........................................... $10.00

               Franchise fee -- 1/2 mill (.0005) on each dollar
               of authorized capital stock, with a minimum
               franchise fee of..................................... $25.00

               Total minimum fees (Make remittance payable to
               State of Michigan)................................... $35.00

12.  Mail form and fee to:

          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          Lansing, MI 48909
          Telephone: (517) 373-0493

                            ARTICLES OF INCORPORATION

                                       OF

                              A-1 CHAMPION GP, INC.



         These Articles of Incorporation are signed by the incorporator for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:


                                    ARTICLE I

         The name of the corporation is A-l Champion GP, Inc.


                                   ARTICLE II

         The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan (the "Act").


                                   ARTICLE III

         The total authorized shares are 1,000 shares of Common Stock.


                                   ARTICLE IV

         The corporation has only one class of stock.


                                    ARTICLE V

         The address and mailing address of the registered office is:

                          30600 Telegraph Road
                          Bingham Farms, Michigan 48025

         The name of the resident agent at the registered office is The Corporation Company.

                                   ARTICLE VI

         The name and address of the incorporator is as follows:

               Name                    Residence or Business Address
               ----                    -----------------------------

               Jay L. Kreindler        2701 Cambridge Court, Suite 300
                                       Auburn Hills, Michigan 48326



                                   ARTICLE VII

         The duration of the corporation is perpetual.



                                  ARTICLE VIII

         A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision does not eliminate or limit the liability of a director for any of the following:

         (a) any breach of the director's duty of loyalty to the corporation or its shareholders;

         (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         (c)      a violation of Section 551(l) of the Act;

         (d) a transaction from which the director derived an improper personal benefit; or

         (e) an act or omission occurring prior to the date this Article becomes effective.

         Any repeal, amendment or other modification of this Article shall not increase the liability or alleged liability of any director of the corporation then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts. If the Act is subsequently amended to authorize corporate action further eliminating or limiting personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the Act as so amended.

                                   ARTICLE IX

         Any action required or permitted by the Act, these Articles or the Bylaws of the corporation to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation, Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.

         I, the sole incorporator, sign my name this 7th day of December, 2001.




                                            /s/ Jay L. Kreindler
                                            -----------------------------
                                            Jay L. Kreindler





Prepared by, and when filed return to:

Jay L. Kreindler
A-l Champion GP, Inc.
2701 Cambridge Court, Suite 300
Auburn Hills, Michigan 48326
(248)340-7688

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                             A-1 HOMES GROUP, L.P.

     The undersigned General Partner, desiring to form a limited partnership (the "Partnership"), pursuant to Section 2.15 of the Texas Revised Limited Partnership Act (the "Act"), hereby duly executes this Certificate of Limited Partnership, to be effective as of 11:59 p.m. on December 31, 2001.

     1.   The name of the Partnership is A-1 Homes Group, L.P.

     2. The address of the registered office of the Partnership is 350 North St. Paul Street, Dallas, Texas 75201, and the name of the registered agent for service of process whose business office address will be the same as the registered office address is CT Corporation System.

     3.   The duration of the Partnership shall be perpetual.

     4. The address of the principal office of the Partnership where its partnership records are to be kept or made available under Section 1.07 of the Act is 3800 E. 42nd St., Suite 604, Odessa, Texas 79762.

     5. The name, the mailing address, and the street address of the business or residence of the sole general partner of the Partnership is as follows:


     NAME                          MAILING AND STREET ADDRESS
     A-1 Champion GP, Inc.         2701 Cambridge Ct., Suite 300, Auburn Hills,
                                   Michigan 48326

     6. This certificate of limited partnership shall be effective at 11:59 p.m. on December 31, 2001, as set forth in that certain Plan of Conversion providing for the conversion of Cal-Nel, Inc. into the Partnership.

     7. The Partnership is being formed by the conversion of Cal-Nel, Inc., a Texas corporation incorporated on March 3, 1998 and having its address at 3800
E. 42nd St., Suite 604, Odessa Texas 79762.

     EXECUTED the 7th day of December, 2001.

                              GENERAL PARTNER

                              A-1 Champion GP, Inc.


                              By:  [SIG]
                              Its: VP/Secretary & General Counsel

              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

                                 Date Received



                             (FOR BUREAU USE ONLY)



              This document is effective on the date filed, unless
                a subsequent effective date within 90 days after
                    received date is stated in the document.

Name
     Jay Kreindler / Champion Enterprises, Inc.

Address
     2701 University Dr. Suite 300

City                     State               Zip Code
     Auburn Hills             MI              48326

                                EFFECTIVE DATE:

       DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE.
        IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
          (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporation is:      Champion Home Centers, Inc.

2.   The identification number assigned by the Bureau is:        507-720

3. Article I of the Articles of Incorporation is hereby amended to read as follows:

The name of the corporation is Champion Retail, Inc.

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the ______ day of ________________, ______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

              Signed this ______ day of _____________________, ______


    -----------------------------------        ---------------------------------
                (Signature)                                (Signature)


    -----------------------------------        ---------------------------------
           (Type or Print Name)                      (Type or Print Name)


    -----------------------------------        ---------------------------------
                (Signature)                                (Signature)


    -----------------------------------        ---------------------------------
           (Type or Print Name)                      (Type or Print Name)


5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

    The foregoing amendment to the Articles of Incorporation was duly adopted on the 4th day of November, 1999 by the shareholders if a profit
        ---        --------- ----
    corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)


        at a meeting the necessary votes were case in favor of the amendment.
    ---

        by written consent of the shareholders or members having not less than --- the minimum number of votes required by statute in accordance with
        Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     X by written consent of all the shareholders or members entitled to vote --- in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

        by the board of a profit corporation pursuant to section 611(2).
    ---


           Profit Corporations                    Nonprofit Corporations

Signed this 8th day of November, 1999      Signed this     day of         ,
            ---        --------  ----                  ---        --------  ----


By  /s/  John J. Collins, Jr.              By
       ------------------------------        -----------------------------------
       (Signature of an authorized           (Signature of President,
        officer or agent)                     Vice-President, Chairperson or
                                              Vice-Chairperson)


         John J. Collins, Jr.
-------------------------------------      -------------------------------------
         (Type or Print Name)              (Type or Print Name)        (Type or
                                                                    Print Title)

                           ARTICLES OF INCORPORATION

                                       OF

                           CHAMPION HOME CENTERS, INC.




         These Articles of Incorporation are signed by the incorporator for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:


                                    ARTICLE I

         The name of the corporation is Champion Home Centers, Inc.



                                   ARTICLE II

          The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan (the "Act").


                                   ARTICLE III

          The total authorized shares is 1,000 shares of Common Stock.


                                   ARTICLE IV

          The corporation has only one class of stock.


                                    ARTICLE V

          The address and mailing address of the registered office is:

                            30600 Telegraph Road
                            Bingham Farms, MI 48025

          The name of the resident agent at the registered office is The Corporation Company.

                                   ARTICLE VI

         The name and address of the incorporator are as follows:


              Name             Residence or Business Address
              ----             -----------------------------

         Jay L. Kreindler              2701 University Drive
                                       Suite 300
                                       Auburn Hills, MI 48326


                                   ARTICLE VII

         The duration of the corporation is perpetual.

                                  ARTICLE VIII

         A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision does not eliminate or limit the liability of a director for any of the following:

         (a) any breach of the director's duty of loyalty to the corporation or its shareholders;

         (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         (c)      a violation of Section 551(1) of the Act;

         (d) a transaction from which the director derived an improper personal benefit; or

         (e) an act or omission occurring prior to the date this Article becomes effective.

         Any repeal, amendment or other modification of this Article shall not increase the liability or alleged liability of any director of the corporation then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts. If the Act is subsequently amended to authorize corporate action further eliminating or limiting personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the Act as so amended.

                                   ARTICLE IX

         Any action required or permitted by the Act, these Articles or the Bylaws of the corporation to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.



         I, the sole incorporator, sign my name this 6th day of November, 1997.



                                           /s/  Jay L. Kreindler
                                         --------------------------------
                                                Jay L. Kreindler

                                                            STATE OF DELAWARE
                                                            SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 03:00 PM 09/22/1993
                                                             932655361 - 772937


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               REDMAN HOMES, INC.


     The undersigned, being the Executive Vice President and Secretary, respectively, of Redman Homes, Inc., a Delaware corporation (the "Corporation"), do hereby certify:

     FIRST:  The name of the Corporation is Redman Homes, Inc.

     SECOND: The Certificate of Incorporation was filed with the Secretary of State of Delaware on June 17, 1971.

     THIRD: The Certificate of Incorporation is hereby amended by adding the provisions set forth in Exhibit A hereto (and incorporated herein by reference) as Article THIRTEENTH.

     FOURTH: The Certificate of Incorporation is hereby amended by adding the provisions set forth in Exhibit B hereto (and incorporated herein by reference) as Article FOURTEENTH.

     FIRTH: The aforementioned amendments to the Certificate of Incorporation were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"). Written consent of the Corporation's sole stockholder has been given in accordance with the provisions of Section 228 of the DGCL.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed pursuant to Section 103(a)(2) of the DGCL by the undersigned duly authorized officers of the Corporation as of the 7th day of September, 1993.

                                                REDMAN HOMES, INC.


                                                By: /s/ Fergus J. Walker, Jr.
                                                    -------------------------
                                                    Fergus J. Walker, Jr.
                                                    Executive Vice President





ATTEST:

/s/ Paul L. Barrett
-------------------
Paul L. Barrett
Secretary

                                                                       EXHIBIT A



         THIRTEENTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the General Corporation Law of the State of Delaware (the "DGCL"), as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article Thirteenth is in effect. Any repeal or amendment of this Article Thirteenth shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director of officer in any of the foregoing capacities prior to any such repeal or amendment to this Article Thirteenth. Such right shall include the right to be paid by the Corporation expenses incurred in investigating or defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense is not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, resolution of stockholders or directors, agreement, or otherwise.

          The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

          Without limiting the generality of the foregoing, to the extent permitted by then applicable law, the grant of mandatory indemnification pursuant to this Article Thirteenth shall extend to proceeding involving the negligence of such person.

          As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

                                                                       EXHIBIT B

               FOURTEENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or
(iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Fourteenth by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Fourteenth, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the DGCL.

   STATE OF DELAWARE
   SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 12:40 PM 08/12/1998
  981318097 - 2168750

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             REDMAN INDUSTRIES, INC.

         Redman Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That the Board of Directors of Redman Industries, Inc. has filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Restated Certificate of incorporation of said corporation. The resolution setting forth the proposed amendment as follows:

         RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by changing Article 4 so that, as amended the fourth paragraph of said Article shall be and read as follows:

         "FOURTH: The total number of shares of stock which the Corporation shall have authority to ISSUE is 1,000 shares of Common Stock, par value $0.01 per share."

         SECOND: That thereafter, upon written consent of the stockholders, given in accordance with the provisions of Section 228, as amended by Ch. 349, L. 1996, said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


         IN WITNESS WHEREOF, said stockholder, Champion Enterprises, Inc., has caused this certificate to be signed by Walter R. Young, Jr., its President and Chairman of the Board of Directors, this 7th day of August, 1998.


                                        Champion Enterprises, Inc.

                                        By: /s/ Walter R. Young, Jr.
                                            ---------------------------------
                                              Walter R. Young, Jr.

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 04:26 PM 07/13/1993
                                                         931945602 - 559316





                            CERTIFICATE OF AMENDMENT
                          TO THE RESTATED CERTIFICATE
                              OF INCORPORATION OF
                            REDMAN INDUSTRIES, INC.

      The undersigned, being the Executive Vice President and Secretary, respectively, of Redman Industries, Inc., a Delaware corporation (the "Corporation"), do hereby certify:

      FIRST: The name of the Corporation is Redman Industries, Inc.

      SECOND: The Certificate of Incorporation was filed with the Secretary of State of Delaware on November 14, 1960 under the name New Moon Homes, Inc. A Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on August 18, 1989.

      THIRD: Article FIRST of the Restated Certificate of Incorporation hereby is amended to read in its entirety as follows:

            "FIRST - The name of the corporation is Redman Corporation."

      FOURTH: The aforementioned amendment to the Restated Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation of Law of the State of Delaware (the "DGCL"). Unanimous written consent of the Corporation's sole stockholder has been given in accordance with the provisions of Section 228 of the DGCL.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed pursuant to Section 103(a)(2) of the DGCL by the undersigned duly authorized officers of the Corporation as of the 8th day of July, 1993.


                                              REDMAN INDUSTRIES, INC.

                                              BY: /S/ FERGUS J. WALKER
                                                      ----------------------
                                              NAME:   FERGUS J. WALKER
                                              TITLE:  EXECUTIVE VICE PRESIDENT



ATTEST:

/S/ PAUL L. BARRETT
----------------------
PAUL L. BARRETT,
SECRETARY

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            REDMAN INDUSTRIES, INC.


      Redman Industries, Inc. (the "Corporation"), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY THAT:

      FIRST: The name of the Corporation is Redman Industries, Inc.

      SECOND: The Certificate of Incorporation was filed with the Secretary of State of Delaware on August 5, 1988.

      THIRD: Article FOURTH of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") be, and it hereby is, amended and restated to read in its entirety as set forth on Exhibit A attached hereto and incorporated herein by reference.

      FOURTH: The amendment to Article FOURTH of the Certificate of Incorporation made by this Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment") effects a reverse stock split by means of the exchange and cancellation of issued stock described in Exhibit B attached hereto and incorporated herein by reference.

      FIFTH: This amendment effects a change in the amount of the stated capital of the Corporation from $95,000.00 to $36,637.96, which is the amount of stated capital which will be in effect upon the effectiveness of this Certificate of Amendment. The Board of Directors of the Corporation has authorized the transfer to surplus from stated capital of an amount equal to the difference between the amount of stated capital in respect of the Old Common Stock and the amount of stated capital in respect of the New Common Stock (both terms as defined in Exhibit B).

      SIXTH: The aforementioned amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the "GCLD"). Written consent of the Corporation's stockholders has been given in accordance with the provisions of Section 228 of the GCLD and written notice has been given to nonconsenting stockholders as provided in Section 228(d) of the GCLD.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed pursuant to Section 103(a)(2) of the DGCL by the undersigned duly authorized officers of the Corporation as of this 7th day of September, 1993.

                                             REDMAN INDUSTRIES, INC.


                                             By:  /s/ Fergus J. Walker, Jr.
                                                --------------------------------
                                                  Fergus J. Walker, Jr.
                                                  Executive Vice President


ATTEST:


By:  /s/ Paul L. Barrett
   -----------------------
   Paul L. Barrett
   Secretary

                                                                       EXHIBIT A

                                   ARTICLE IV

      The total number of shares of stock which the Corporation shall have authority to issue is 30,000,000, 10,000,000 of such shares to be classified as preferred stock (the "Preferred Stock"), par value $0.01 per share, and 20,000,000 of such shares to be classified as common stock (the "Common Stock"), par value $0.01 per share.

      The designations and the powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock and Common Stock of the Corporation are as follows:

      A. Provisions Relating to the Preferred Stock.

         1. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution adopted by the board of directors of the Corporation as hereafter prescribed.

         2. Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each such class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

               a. whether or not such class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

               b. the number of shares to constitute such class or series and the designations thereof;

               c. the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

               d. whether or not the shares of any such class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

               e. whether or not the shares of such class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

               f. the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

               g. the preferences, if any, and the amounts thereof which the holders of any such class or series shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

               h. whether or not the shares of any such class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

               i. such other special rights and provisions with respect to any such class or series as may to the board of directors of the Corporation seem advisable.

         3. The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

      B. Provisions Relating to the Common Stock.

         1. Except as otherwise required by law, and subject to any special voting rights which may be granted any class or series of Preferred Stock in the board of directors resolution which creates such class or series, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders.

         2. Subject to the rights of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive when, as, and if declared by the board of directors of the Corporation, out of funds legally available therefor, dividends payable in cash, stock, or otherwise.

         3. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock and the holders of any bonds, debentures, or other obligations of the Corporation shall have been paid in full the amounts to which they shall be entitled (if any), or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock and any bonds, debentures, or other obligations of the Corporation.

      C. General.

         1. Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

         2. The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

                                                                       EXHIBIT B


     Upon the adoption of the Certificate of Amendment by the holders of the Corporation's Common Stock, par value $0.01 per share, and due execution and filing with the Secretary of State of the State of Delaware of this Certificate of Amendment incorporating such amendment to Article FOURTH, every share of Common Stock, par value $0.01 per share ("Old Common Stock"), of the Corporation authorized and outstanding as of the effective date of such amendment shall be automatically converted into, and deemed for all purposes to be, 0.3856627368 shares of Common Stock, par value $0.01 per share ("New Common Stock"), of the Corporation, and written notice thereof shall forthwith be given by the secretary of the Corporation to the holders of the outstanding shares of the Old Common Stock in person or at their latest addresses reflected on the records of the Corporation, together with notice of the procedures hereinafter specified for exchange or replacement of the certificates representing shares of the Old Common Stock. Upon surrender of the certificate(s) representing shares of the Old Common Stock by the registered holder thereof in properly endorsed and due form for exchange and cancellation (together with all necessary stock powers and other appropriate documentation), or upon receipt of evidence reasonably satisfactory to the President, Executive Vice President or any Vice President of the Corporation of the loss, theft, or destruction of the certificate(s) therefor from the registered holder of such stock (together with delivery of an indemnity bond in appropriate amount, payable to the Corporation, if the President, Executive Vice President or any Vice president shall so require it in their reasonable judgment), the President, Executive Vice President or any Vice President of the Corporation or his designee shall accept and cancel the certificate(s) surrendered, if applicable, and shall issue to such holder certificate(s), endorsed with such legends as are required or are appropriate, in such denominations as such holder may request, amounting in the aggregate to
0.3856627368 shares of the New Common Stock for every one share of the Old Common Stock as shall have been surrendered or for which satisfactory evidence of loss, theft, or destruction shall have been received. The President, Executive Vice President or any Vice President, or his designee, shall enter the fact of cancellation of the old share certificate(s) for Old Common Stock and the issuance of the new certificate(s) for New Common Stock and the appropriate name or names of the holders of such shares represented by the new certificate(s) on its stock records and transfer books. To the extent that the holders of the shares of the Old Common Stock shall not present their shares for exchange in the manner specified above, such failure to act shall in no circumstance affect their status as holders of the new Common stock or the validity of their shares, except that each certificate they hold after the effective date of this Certificate of Amendment which prior thereto represented shares of the Old Common Stock shall be deemed to represent the appropriate number, as determined above, of the authorized and outstanding shares of the New Common Stock for every purpose.

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 04:27 PM 07/13/1993
                                                         931945603 - 2168750





                            CERTIFICATE OF AMENDMENT
                               TO THE CERTIFICATE
                              OF INCORPORATION OF
                           REDMAN HOLDING CORPORATION

      The undersigned, being the Executive Vice President and Secretary, respectively, of Redman Holding Corporation, a Delaware corporation (the "Corporation"), do hereby certify:

      FIRST: The name of the Corporation is Redman Holding Corporation.

      SECOND: The Certificate of Incorporation was filed with the Secretary of State of Delaware on August 5, 1988.

      THIRD: Article FIRST of the Certificate of Incorporation hereby is amended to read in its entirety as follows:

            "FIRST - The name of the corporation is Redman Industries, Inc."

      FOURTH: The aforementioned amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation of Law of the State of Delaware (the "DGCL") Written consent of the Corporation's stockholders has been given in accordance with the provisions of Section 228 of the DGCL and written notice has been given to nonconsenting stockholders as provided in Section 228(d).

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed pursuant to Section 103(a)(2) of the DGCL by the undersigned duly authorized officers of the Corporation as of the 8th day of July, 1993.


                                              REDMAN HOLDING CORPORATION

                                              BY: /S/ FERGUS J. WALKER
                                                      ----------------------
                                              Name:   Fergus J. Walker
                                              Title:  Executive Vice President



ATTEST:

/S/ PAUL L. BARRETT
----------------------
Paul L. Barrett,
SECRETARY

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                          AFTER PAYMENT OF CAPITAL OF
                           REDMAN HOLDING CORPORATION

              (Pursuant to Section 242 of the General Corporation
                         Law of the State of Delaware)

     Redman Holding Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST:    That Article Fourth and Article Sixth of the Certificate of
Incorporation of the Corporation be, and they hereby are, amended and restated to read in their entirety, respectively, as set forth on Exhibit A attached hereto and incorporated herein by this reference.

     SECOND:   That the Certificate of Incorporation of the Corporation be, and
it hereby is, amended in part to add Article Tenth thereto as set forth on Exhibit A attached hereto and incorporated herein by this reference.

     THIRD:    That the attached amendments to the Certificate of Incorporation of the Corporation were duly adopted by the directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the attached amendments to the Certificate of Incorporation of the Corporation were duly adopted by the sole stockholder of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Redman Holding Corporation has caused this Certificate to be executed by its Vice President and attested by its Assistant Secretary as of this 12th day of October, 1988.


                                           REDMAN HOLDING CORPORATION

                                           By: /s/ Thomas W. Sturgess
                                               ________________________
                                               Thomas W. Sturgess
                                               Vice President

ATTEST:

/s/ Suzanne C. Goddard
________________________
Suzanne C. Goddard,
Assistant Secretary

                                   EXHIBIT A

     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 40,000,000, 10,000,000 of such shares to be classified as preferred stock (the "Preferred Stock"), par value $0.01 per share, and 30,000,000 of such shares to be classified as common stock (the "Common Stock"), par value $0.01 per share.

     The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and the Common Stock of the Corporation are as follows:

     A.  Provisions Relating to the Preferred Stock.

         1. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issuance of such class or series adopted by the board of directors of the Corporation as hereafter prescribed.

         2. Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each such class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

             (i) whether or not such class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

             (ii) the number of shares to constitute such class or series and the designations thereof;

             (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any such class or series;

             (iv) whether or not the shares of any such class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

          (v) whether or not the shares of such class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

          (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, or a combination thereof, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

          (vii) the preferences, if any, and the amounts thereof which the holders of any such class or series shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

          (viii) whether or not the shares of any such class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

          (ix) such other special rights and provisions with respect to any such class or series as may to the board of directors of the Corporation seem advisable.

       3. The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         B. Provisions Relating to the Common Stock.

                  1. Except as otherwise required by law, and subject to any special voting rights which may be granted any class or series of Preferred Stock in the board of directors resolution which creates such class or series, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders.

                  2. Subject to the rights of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive when, as, and if declared by the board of directors of the Corporation, out of funds legally available therefor, dividends payable in cash, stock, or otherwise.

                  3. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock and the holders of any bonds, debentures, or other obligations of the Corporation shall have been paid in full the amounts to which they shall be entitled (if any), or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock and any bonds, debentures, or other obligations of the Corporation.

         C. General.

                  1. Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the board of directors of the Corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares not be liable for any further payments in respect of such shares.

                  2. The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the Corporation. The board of directors of the Corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

         D. Exchange Effected.

                  The amendment to Article Fourth of the Certificate of Incorporation of the Corporation made by this Certificate of Amendment of Certificate of Incorporation effects an exchange and cancellation of issued shares in the following manner:

                  Upon the adoption of the Certificate of Amendment by the holder of the Corporation's Common Stock, par value $1.00 per share, and due execution and filing with the Secretary of State of the State of Delaware of this Certificate of Amendment setting forth such amendment to Article Fourth, every share of the Common Stock, par value $1.00 per share ("Old Common Stock"), of the Corporation authorized and outstanding as of the effective date of such Certificate of Amendment shall be automatically converted into, and deemed for all purposes to be, 100 shares of Common Stock, par value $.01 per share ("New Common Stock"), of the Corporation, and written notice thereof shall forthwith be given by the secretary of the Corporation to the holder of the outstanding shares of the Old Common Stock in person or at its latest address reflected on the records of the Corporation, together with notice of the procedures hereinafter specified for exchange or replacement of the certificate or certificates representing shares of the Old Common Stock. Upon surrender of the certificate(s) representing shares of the Old Common Stock by the registered holder thereof in properly endorsed and due form for exchange and cancellation (together with all necessary stock powers and other appropriate documentation), or upon receipt of evidence reasonably satisfactory to the executive officers of the Corporation of the loss, theft, or destruction of the certificate(s) therefor from the registered holder of such stock (together with delivery of an indemnity bond in appropriate amount, payable to the Corporation, if the executive officers shall so require it in their reasonable judgment), the executive officers of the Corporation, or their designee, shall accept and cancel the certificate(s) surrendered, if applicable, and shall issue to such holder certificate(s), endorsed with such legends as are required or are appropriate, in such denominations as such holder may request, amounting in the aggregate to 100 shares of the New Common Stock for every one share of the Old Common Stock as shall have been surrendered or for which satisfactory evidence of loss, theft, or destruction shall have been received. The executive officers, or their designee, shall enter the fact of cancellation of the old share certificate(s) for Old Common Stock and the issuance of the new certificate(s) for New Common Stock and the appropriate name or names of the holder or holders of such shares represented by the new certificate(s) on its stock records and transfer books. To the extent that the holder of the shares of the Old Common Stock shall not present its shares for exchange in the manner specified above, such failure to act shall in no circumstance affect its status as holder of the New Common Stock or the validity of its shares, except that each certificate it holds after the effective date of the Certificate of Amendment that prior thereto represented shares of the Old Common Stock shall be deemed to represent the appropriate number as determined above of the authorized and outstanding shares of the New Common Stock for every purpose.

         SIXTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the General Corporation Law of the State of Delaware (the "GCLD"), as the same exists or may hereafter be amended. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the GCLD, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the GCLD, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, resolution of stockholders or directors, agreement, or otherwise.

     The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

     As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

     TENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the GCLD, or (iv) for any transaction from which the director derived an improper personal benefit.

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 09/17/1993
                                                          733260049 - 2168750



                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            REDMAN INDUSTRIES, INC.

                    (Pursuant to Section 242 of the General
                   Corporation Law of the State of Delaware)

         Redman Industries, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         1. The name of the corporation is REDMAN INDUSTRIES, INC. (the "Corporation").

         2. The name under which the Corporation was originally incorporated is Redman Holding Corporation and the date of filing the original certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was August 5, 1988.

         3. This Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of the Corporation, as amended, and was duly adopted by the written consent of the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware.

         4. The Certificate of Incorporation of the Corporation, as amended and restated hereby, shall, upon its filing with the Secretary of State of the State of Delaware, read in its entirety as follows:

         FIRST: The name of the corporation is Redman Industries, Inc.

         SECOND: The registered office of the corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the registered agent of the corporation at such address is The Corporation Trust Company.

         THIRD: The purpose of the corporation and the nature and objects of the business to be transacted, promoted, and carried on are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 30,000,000 shares, divided into two classes as follows: (i) 10,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"); and (ii) 20,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock").

                  The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and the Common Stock of the Corporation are as follows:

         A. Provisions Relating to the Preferred Stock.

                  1. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issuance of such class or series adopted by the board of directors of the Corporation as hereafter prescribed.

                  2. Authority is hereby expressly granted to and vested in the board of directors of the Corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each such class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                           (i) whether or not such class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                           (ii) the number of shares to constitute such class or series and the designations thereof;

                           (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any such class or series;

                 3. The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the Corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the Corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         B.  Provisions Relating to the Common Stock.

                 1. Except as otherwise required by law, and subject to any special voting rights which may be granted any class or series of Preferred Stock in the board of directors resolution which creates such class or series, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders.

                 2. Subject to the rights of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive when, as, and if declared by the board of directors of the Corporation, out of funds legally available therefor, dividends payable in cash, stock, or otherwise.

                 3. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock and the holders of any bonds, debentures, or other obligations of the Corporation shall have been paid in full the amounts to which they shall be entitled (if any), or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock and any bonds, debentures, or other obligations of the Corporation.

        C.  General.

                 1. Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such ratified by the board of directors, a committee thereof (to the extent permitted by applicable law), or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transactions.

     SIXTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the Delaware Code, as the same exists or may hereafter be amended. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Delaware Code, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Delaware Code, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have its determination prior to the commencement of such action that indemnification of, or advancement or costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, resolution of stockholders or directors, agreement, or otherwise.

     The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

     As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

     SEVENTH: All the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the board of directors, are hereby conferred upon the board of directors. In furtherance and not in limitation of that power, the board of directors shall have the power, upon the affirmative vote of a majority of the directors at a meeting lawfully convened and at least two-thirds (2/3) of the Classified Directors (as hereinafter defined) than serving to make, adopt, alter, amend, and repeal from time to time the Bylaws of the Corporation and to make from time to time new Bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal Bylaws made by the board of directors or to make new Bylaws); provided, however, that the stockholders of the Corporation shall be entitled to adopt, alter, amend, or repeal Bylaws made by the board of directors or to make new Bylaws solely upon the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of each class of capital stock of the Corporation then entitled to vote thereon.

     EIGHTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this certificate of incorporation in the manner new or hereafter prescribed by law and all rights conferred on officers, directors, and stockholders herein are granted subject to this reservation.

     NINTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article NINTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article NINTH, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the Delaware Code.

         TENTH: The number of directors constituting the board of directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation, provided that such number shall be no fewer than five and no more than nine (plus such number of directors as may be elected from time to time pursuant to the terms of any series of Preferred Stock that may be issued and outstanding from time to time). The directors of the Corporation (exclusive of directors who are elected pursuant to the terms of, and serve as representatives of the holders of, any series of Preferred Stock) shall be referred to herein as "Classified Directors" and shall be divided into three classes, with the first class referred to herein as "Class 1," the second class as "Class 2," and the third class as "Class 3." Each class shall consist as nearly as possible of one-third (1/3) of the total number of directors making up the entire board of directors. The term of office of the initial Class 1 directors shall expire at the 1994 annual meeting of stockholders, the term of office of the initial Class 2 directors shall expire at the 1995 annual meeting of stockholders, and the term of office of the initial Class 3 directors shall expire at the 1996 annual meeting of stockholders, with each director to hold office until his successor shall have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified.

         Notwithstanding the foregoing, whenever the holders of any one or more Classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by series or by class (excluding holders of Common Stock), to elect directors, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any amendment to this Certificate of Incorporation that designates a series of Preferred Stock), and such directors so elected by the holders of Preferred Stock shall not be divided into classes pursuant to this Article TENTH unless expressly provided by such terms.

         Any or all Classified Directors may be removed, with cause, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock of the Corporation then entitled to vote at an election of such Classified Directors.

         ELEVENTH: The Corporation expressly elects to be governed by Section 203 of the General Corporation Law of Delaware.

         TWELFTH: Any action required or permitted to be taken by the stockholders of the Corporation (including without limitation the election of Classified Directors) shall be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders, provided that the foregoing prohibitions shall not apply to any action to be taken exclusively by holders of any one or more classes or series of Preferred Stock, voting separately by series or by class (excluding holders or Common Stock). Special meetings of stockholders of the Corporation may be called by the board of directors pursuant to a resolution adopted by a majority of the Classified Directors then serving, by the Chairman of the board of directors, or by any holder or holders of at least twenty-five percent (25%) of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called.

         THIRTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of each class of capital stock of the Corporation then entitled to vote thereon shall be required to amend, alter, or repeal any one or more of Articles of this Restated Certificate of Incorporation.

         IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed and attested on this 15th day of September, 1993.

                                                   REDMAN INDUSTRIES, INC.


                                                   By: /s/ Fergus J. Walker
                                                       --------------------
                                                       Fergus J. Walker,
                                                       Executive Vice President




ATTEST:

/s/ Paul L. Barrett
--------------------
Paul L. Barrett,
Secretary

                          CERTIFICATE OF INCORPORATION

                                       OF

                           REDMAN MOBILE HOMES, INC.

               (Under Section 102 of the General Corporation Law
                           of the State of Delaware)

                              ********************

     FIRST:    The name of the corporation is REDMAN MOBILE HOMES, INC.

     SECOND:   The registered office of the Corporation in the State of

Delaware is located at 100 West Tenth Street, in the City of Wilmington,

County of New Castle. The name of its registered agent at such address is

The Corporation Trust Company.

     THIRD:    The nature of the business or purposes to be conducted or

promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the

State of Delaware, including without limitation the following:

     A. To engage in and conduct, in all its several departments, phases and branches, the business of designing, manufacturing, fabricating, assembling, processing, leasing as lessee, purchasing or otherwise acquiring, investing in, holding, owning, operating, servicing, mortgaging, pledging or otherwise giving liens against, leasing as lessor, selling, assigning, exchanging, transferring or otherwise disposing of, shipping, importing, exporting and generally dealing in and with any and all classes of goods, wares and merchandise and personal property of every class, character and description, and generally to engage in and conduct any form of manufacturing or mercantile business not contrary to law.

     B. To take, lease as lessee, purchase or otherwise acquire, invest in, own, hold, use, exchange, develop, improve, manage, operate, option, subdivide or otherwise deal in and with, mortgage, encumber, lease as lessor, sell, convey, assign, transfer, release or otherwise dispose of real property of any and all kinds and any and all estates, rights and interests therein.

     C. To engage in the business of managing, supervising and operating real property, buildings and structures; to negotiate and consummate for itself or for others leases with respect to any such property; to enter into contracts and arrangements, either as principal or as agent for the maintenance, repair and improvement of any such property; to furnish financial (without banking or discount privileges), management and other services to others; to purchase or otherwise acquire, own, use, improve, maintain, sell, lease or otherwise dispose of any articles, materials, machinery and property used for or in connection with the business of the Corporation, and to engage in and conduct or authorize, license and permit others to engage in and conduct any business or activity incident, necessary, advisable or advantageous to the ownership of real property, buildings and structures.

     D. To carry on and conduct a general construction business, including the designing, constructing, removing or otherwise engaging in any work upon houses, buildings, factories and other structures of every description, and all kinds of excavation and iron, steel, wood, masonry, mechanical, electrical and earth construction and installations; to make, execute and take or receive any contracts or assignments of contracts therefor or in anywise connected therewith; to manufacture or otherwise acquire and furnish all building and other materials and supplies connected therewith or required therefor; to manufacture, produce, adapt and prepare, deal in and with any materials, articles or things incidental to or required for or useful in connection with any of its business.

     E. To enter into joint ventures, associations or general or limited partnership arrangements of every kind and character with any person, firm, association or corporation.

     F. To purchase or otherwise acquire the whole or any part of the property, assets, business, good will and rights, and to undertake and assume the whole or any part of the liabilities and obligations of any person, firm, association or corporation, and to pay for the same in cash, in shares of stock of any class of the Corporation or the bonds, notes or other obligations thereof, or otherwise; to hold or in any manner to dispose of, the whole or any part of the business so acquired, and to exercise all powers necessary or convenient in or about the conduct, management and carrying on of any such business.

     G. To subscribe for, purchase, borrow or otherwise acquire, own, hold, sell, lend, exchange, pledge, hypothecate or otherwise dispose of or deal in and with shares of stocks or bonds, debentures, notes, acceptances or other obligations made, created or issued by any private, public, quasi-public or other corporation or association, domestic or foreign, or by any domestic or foreign state, government or governmental authority, or by any political or administrative subdivision or department thereof, and any and all trust participation or other certificates of or for, or receipt evidencing interest in, any such shares or obligations and to issue in payment or exchange there-
     for by any other lawful means and, while the owner of any shares, bonds, debentures, notes, acceptances or other obligations, or of any interest therein, to posesss and exercise all the rights, powers and privileges of ownership, including the right to vote thereon for any and all purposes.

          H. To borrow or raise moneys for any of the purposes of the Corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.

     In general, to possess and exercise all the powers and privileges granted by the Central Corporation Law of Delaware or by any other law of Delaware or by this certificate of incorporation together with any powers incidental or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

     The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this certificate of incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.

     FOURTH: The Corporation is authorized to issue only one class of stock, which shall be designated "Capital Stock". The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000), and the par value of each of such shares is One Dollar ($1.00).

     FIFTH: The names and mailing addresses of the incorporators of the Corporation are:

      Name                          Mailing Address
      ----                          ---------------

F. W. Burnett, Jr.       2300 Republic National Bank Building
                         Dallas, Texas 75201

Harry M. Roberts, Jr.    2300 Republic National Bank Building
                         Dallas, Texas 75201

David R. McAtee          2300 Republic National Bank Building
                         Dallas, Texas 75201

     SIXTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

          A.  Election of directors need not be by ballot;

          B. The Board of Directors shall have power to make, alter, amend or repeal the bylaws of the Corporation, except as otherwise provided in any bylaws adopted by the stockholders then entitled to vote, but bylaws so made, altered or amended by the Board of Directors may be altered or repealed by the stockholders then entitled to vote;

          C. The Corporation, its directors, officers and stockholders shall possess and may exercise all powers and privileges which are now or may hereafter be conferred by the laws of the State of Delaware; and

          D. To the extent permitted by law and subject to the provisions of this certificate of incorporation any contract, transaction or act of the Corporation or of the Board of Directors or of any committee thereof which shall be ratified by a majority in interest of a quorum of the stockholders of the Corporation entitled to vote at any annual or special meeting called for such purpose shall be as valid and binding as though ratified by every stockholder of the Corporation; provided, however, that any failure to submit any such contract, transaction or act to the stockholders for approval and ratification or any failure of the stockholders to approve and ratify such contract, transaction or act, when submitted, shall not be deemed in any way to invalidate the same or deprive the Corporation, its directors or officers of their right to proceed with such contract, transaction or act.

     SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware

Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of

Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the

Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the

Corporation, as the case may be, and also on the Corporation.

     EIGHTH:   Cumulative voting for the election of directors shall not be permitted.

     NINTH:    No holder of any shares of capital stock of the Corporation shall, as such holder, have any preemptive or preferential right to receive,

purchase or subscribe to any shares of capital stock of the Corporation; any obligations, evidences of indebtedness or other securities of the Corporation convertible into or accompanied by rights to receive, purchase or subscribe to any shares of capital stock of the Corporation; any right of subscription to, or any warrant or option for the purchase of, any thereof; or any other securities that may be issued or sold by the Corporation.

     TENTH:    The Corporation shall have perpetual existence.

         ELEVENTH: The stockholders of the Corporation shall not be personally liable for the payment of the Corporation's debts.

         TWELFTH: The Corporation reserves the right to take any lawful action and to make any amendment of this certificate of incorporation in any form, manner or substance now or hereafter authorized or permitted by law. All holders of stock of the Corporation, by acceptance of their shares, agree that all rights to which such shares entitle them are subject to the provisions of this certificate of incorporation from the time of issuance thereof.

         We, the undersigned, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts stated herein are true and accordingly, have hereunto set our hands this 15th day of June, A.D., 1971.



                                                  /s/ F. W. Burnett, Jr.
                                                  ------------------------------
                                                  F. W. Burnett, Jr.


                                                  /s/ Harry M. Roberts, Jr.
                                                  ------------------------------
                                                  Harry M. Roberts, Jr.


                                                  /s/ David R. McAtee
                                                  ------------------------------
                                                  David R. McAtee


THE STATE OF TEXAS       }

COUNTY OF DALLAS         }

         BE IT REMEMBERED, that on this 15th day of June, A.D., 1971, personally came before me, /s/ Nancy L. Seelen, a Notary Public in and for Dallas County, Texas, F. W. BURNETT, JR., HARRY M. ROBERTS, JR. and DAVID R. MCATEE, all of the parties to the foregoing Certificate of Incorporation, known to me personally to be such, and severally acknowledged the said Certificate to be the act and deed of the signers respectively and that the facts therein stated are truly set forth.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year aforesaid.


                                               /s/ Nancy L. Seelen
                                               ------------------------------
                                               Notary Public in and for Dallas
                                               County, Texas.

My Commission expires June 1, 1973.

                                                      [SEALER]

                                              NANCY L. SEELEN, Notary public
                                              in and for Dallas County, Texas
                                              My commission expires June 1, 1973

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

        REDMAN MOBILE HOMES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY.

        FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

                RESOLVED, that the Certificate of Incorporation of REDMAN MOBILE HOMES, INC. be amended by changing the Article thereof number "FIRST" so that, as amended, said Article shall be and read as follows:

                "FIRST:  The name of the Corporation is REDMAN HOMES, INC."

        SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

        THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation, Law of the State of Delaware.

        IN WITNESS WHEREOF, said REDMAN MOBILE HOMES, INC. has caused this
certificate to be signed by              , its Vice President, and attested by
Winston L. Adkins, its Assistant Secretary, this 13 day of December, 1976.


                                             REDMAN MOBILE HOMES, INC.

                                             By /s/
                                               ------------------------------
                                                        President


ATTEST:

By /s/ Winston L. Adkins
  ------------------------------
  Assistant Secretary

                            1949299                     ENDORSED
                                                          FILED
                                        In the office of the Secretary of State
                                              of the State of California

                                                          SEP 26 1995
                                                         /s/ Bill Jones
                                                  BILL JONES, Secretary of State


                            ARTICLES OF INCORPORATION
                                       OF
                         SAN JOSE ADVANTAGE HOMES, INC.


                                    ARTICLE I

         The name of this corporation is SAN JOSE ADVANTAGE HOMES, INC.

                                   ARTICLE II

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporation Code.

                                   ARTICLE III

         The name and address in the state of California of this corporation's initial agent for service of process are: Glenn Gilliam, 1260 Persian Drive, Suite Bl, Sunnyvale, California 94089.

                                   ARTICLE IV

         The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                   ARTICLE V

         The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the corporation Code) for breach of duty to the corporation and its shareholders through bylaws provisions or through agreements with agents, or both, in excess of the indemnification otherwise permitted by
Section 317 of the Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the Corporations Code.

                                   ARTICLE VI

         This corporation is authorized to issue only one class of shares of stock. The total number of shares which this corporation is authorized to issue is One Million (l,000,000).


                                                /s/ Peter M. Sproul
                                                -----------------------------
                                                PETER M. SPROUL, Esq.,
                                                Initial Incorporator

         I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

         Dated: September 20, 1995

                                                /s/ Peter M. Sproul
                                                -----------------------------
                                                PETER M. SPROUL, Esq.


Articles of Incorporation             2.

                            ARTICLES OF INCORPORATION

                                       OF

                         SOUTHERN SHOWCASE FINANCE, INC.



         These Articles of Incorporation are signed by the incorporator for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:


                                    ARTICLE I

         The name of the corporation is Southern Showcase Finance, Inc..


                                   ARTICLE II

         The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan (the "Act").


                                   ARTICLE III

         The total authorized shares is 1,000 shares of Common Stock.


                                   ARTICLE IV

         The corporation has only one class of stock.


                                    ARTICLE V

         The address and mailing address of the registered office is:

                   30600 Telegraph Road
                   Bingham Farms, MI 48025

         The name of the resident agent at the registered office is The Corporation Company.

                                   ARTICLE VI

         The name and address of the incorporator are as follows:


   Name                            Residence of Business Address
   ----                            -----------------------------

Jay L. Kreindler                       2701 University Drive
                                       Suite 300
                                       Auburn Hills, MI 48326

                                   ARTICLE VII

         The duration of the corporation is perpetual.

                                  ARTICLE VIII

         A director of the corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision does not eliminate or limit the liability of a director for any of the following:

         (a) any breach of the director's duty of loyalty to the corporation or its shareholders;

         (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         (c)      a violation of Section 551(l) of the Act;

         (d) a transaction from which the director derived an improper personal benefit; or

         (e) an act or omission occurring prior to the date this Article becomes effective.

         Any repeal, amendment or other modification of this Article shall not increase the liability or alleged liability of any director of the corporation then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts. If the Act is subsequently amended to authorize corporate action further eliminating or limiting personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the Act as so amended.

                                   ARTICLE IX

         Any action required or permitted by the Act, these Articles or the Bylaws of the corporation to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.



         I, the sole incorporator, sign my name this 28th day of April, 1998.

                                        /s/ Jay L. Kreindler
                                        --------------------------
                                        Jay L. Kreindler

                            ARTICLES OF INCORPORATION

                                       OF

                           WHITWORTH MANAGEMENT, INC.

KNOW ALL MEN BY THESE PRESENTS:

                That the undersigned do hereby associate themselves into a corporation, under and by virtue of the Nevada Revised Statutes, Title 7, Chapter 78, as amended, and do hereby certify and adopt the following Articles of Incorporation:

                                   ARTICLE I

                The name of the corporation is WHITWORTH MANAGEMENT, INC.

                                   ARTICLE II

                The location of the principal office of the corporation in the State of Nevada is 241 Ridge Street, Suite 440, Reno, Nevada. Branch offices may hereafter be established at such other place or places, either within or without the State of Nevada as may be determined from time to time by the Board of Directors.

                                   ARTICLE III

                The purpose for which said corporation is formed is to engage in any lawful activity. The corporation shall have all powers authorized by Title 7, Chapter 78, of the Nevada Revised Statues, as amended, except as otherwise provided in these

                                   ARTICLE IV

                The amount of the authorized capital stock of this corporation is 2,500 shares with no par value.

                Any and all shares of stock of this corporation of any class shall be paid in as the Board of Directors may designate and as provided by law, in cash, real or personal property, option to purchase, or any other valuable right or thing, for the uses and purposes of the corporation, and said shares of stock when issued in exchange therefor shall thereupon and thereby become and be fully paid, the same as though paid for in cash, and shall be nonassessable forever, and the judgment of the Board of Directors of the corporation concerning the value of the property, right or thing, acquired in purchase or exchange for capital stock shall be conclusive. No stockholder shall have any preemptive rights.

                                   ARTICLE V

        Section 1. Directors

                Members of the governing board shall be known as "Directors," and the number thereof shall not be less than one nor more than nine, except that, in cases where all the shares of the corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than two but not less than the number of stockholders.

        Section 2. Personal Liability

                Directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director, except for (i) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law; or (ii) the payment of dividends in violation of the provisions of Chapter 78 of the Nevada Revised Statutes. If Chapter 78 of the Nevada Revised Statutes is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the full extent permitted by Chapter 78 of the Nevada Revised Statutes, as so amended.

        Section 3. Indemnification

                Each person who is or was a director of the corporation (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted by Chapter 78 of the Nevada Revised Statutes against any liability, cost or expense asserted against such director and incurred by such director by reason of the fact that such person is or was a director. The expenses of directors, past or present, incurred in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

        Section 4. Indemnification and Insurance

                The corporation to the full extent of its power to do so, shall indemnify all directors, officers, employees, and/or agents in accordance with the provisions the Nevada Revised Statutes. Further, the corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent or another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Nevada law.

        Section 5. Modifications

                Any repeal or modification of all or any portion of the provisions of this Article by the stockholders of the corporation shall not adversely affect any right or protection of an officer or director of the corporation existing at the time of such repeal or modification.


                                   ARTICLE VI

                The name and address of the first Board of Directors of the corporation, which is one (1), are as follows:

                        Sarah Smithson
                        45 Desert Springs Circle
                        Sparks, Nevada 89431

                                  ARTICLE VII

                The stock of this corporation, after the amount of the subscription price, or par value has been fully paid in, shall be nonassessable forever, and shall not be subject to pay the debts of the corporation.

                                  ARTICLE VIII

                The name and address of the incorporator signing these Articles of Incorporation are as follows:

                        Sarah Smithson
                        45 Desert Springs Circle
                        Sparks, Nevada 89431

                                   ARTICLE IX

                The corporation is to have perpetual existence.

                                    ARTICLE X

                A resolution, in writing, signed by all of the members of the Board of Directors of the corporation, shall be and constitute action by the Board of Directors to the effect therein expressed with the same force and effect as though such resolution had been passed at a duly convened meeting, and it shall be the duty of the Secretary to record every such resolution in the Minute Book of the corporation under its proper date.

                                    ARTICLE XI

                The Directors shall have the power to make and alter the Bylaws of the corporation. Bylaws so made by the Directors under the power so conferred may be altered, amended or repealed by the Directors or by the Stockholders at any meeting called and held for that purpose.

                IN WITNESS WHEREOF, I have hereunto set my hand and executed these Articles of Incorporation this 4th day of February, 1988.

                                        /s/ Sarah Smithson
                                        -----------------------------
                                        Sarah Smithson


STATE OF NEVADA    )
                   ) ss.
COUNTY OF WASHOE   )

                On this 4th day of February, 1988, personally appeared before the undersigned, a Notary Public in and for the County of Washoe, State of Nevada, Sarah Smithson, know to me to be the person described in and who executed the foregoing instrument freely and voluntarily and for the uses and purposes therein mentioned.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Donna Gerwin Ott
                                        -----------------------------
                                                Notary Public


                                                     [NOTARY SEAL]

                                                 DONNA GERWIN OTT
                                        Notary Public - State of Nevada
                                        Appointment Recorded in Washoe County
                                        MY APPOINTMENT EXPIRES JAN 25, 1990

W/10/ss
[STAMP]
MCDONALD, CARANO, WILSON, MCCUNE,
BERGIN, FRANKOVICH & HICKS

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